Exhibit 10.1

Letter Agreement

UNITED STATES DEPARTMENT OF THE TREASURY

1500 PENNSYLVANIA AVENUE, NW

WASHINGTON, D.C. 20220

UST Sequence Number: 296

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities. Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein. Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined. In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *

In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary for Financial Stability

FIRST COMMUNITY BANK CORPORATION OF AMERICA

By:	/s/ Kenneth P. Cherven
Name:	Kenneth P. Cherven
Title:	Chief Executive Officer

Date: December 23, 2008

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Exhibit 10.4 incorporated by reference

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company: First Community Bank Corporation of America

Corporate or other organizational form: Corporation

Jurisdiction of Organization: Florida

Appropriate Federal Banking Agency: Office of Thrift Supervision

Notice Information:	Stan B. McClelland
Chief Financial Officer
First Community Bank Corporation
9001 Belcher Road
Pinellas Park, Florida 33782
Phone: (727) 456-5680
Facsimile: (727) 471-0001
E-mail: smcclelland@fcbfl.com

Terms of the Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock: $1,000

Number of Shares of Preferred Stock Purchased: 10,685

Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15 of each year

Number of Initial Warrant Shares: 228,312

Exercise Price of the Warrant: $7.02 per share

Purchase Price: $10,685,000

Closing:

Location of Closing:	Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

Time of Closing: 9:00 a.m., Eastern Standard Time

Date of Closing: December 23, 2008

Wire Information for Closing:	ABA Number: 061003415
Bank: Silverton Bank, NA
Account Name: First Community Bank of America
Account Number: 1006311505
Beneficiary: First Community Bank Corporation of America
Attention: Stan B. McClelland

SCHEDULE B

CAPITALIZATION

Capitalization Date: November 30, 2008

Common Stock

Par value: $0.05

Total Authorized: 20,000,000

Outstanding: 4,111,121

Subject to warrants, options, convertible securities, etc.: 634,043

Reserved for benefit plans and other issuances: 72,327

Remaining authorized but unissued: 15,182,509

Shares issued after Capitalization Date

  (other than pursuant to warrants, options,

  Convertible securities, etc. as set forth above: 0

Preferred Stock

Par Value: $0.01

Total Authorized: 2,000,000

Outstanding (by series): 0

Reserved for issuance: 0

Remaining authorized but unissued: 2,000,000

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

UST Sequence Number: 296

	Required[1]	% Vote Required
Warrants — Common Stock Issuance
Charter Amendment
Stock Exchange Rules
If no stockholder approvals are required, please so indicate by checking the box: ☒.

[1]	If stockholder approval is required, indicate applicable class/series of capital stock that are required to vote.

SCHEDULE D

UST Sequence Number: 296

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

SCHEDULE E

UST Sequence Number: 296

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.

SCHEDULE F

UST Sequence Number: 296

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  ☒.